Filed Pursuant to Rule 497(e) 1933 Act File No. 033-81396 1940 Act File No. 811-08614

BRANDES INVESTMENT TRUST

On behalf of Brandes Investment Trust (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated May 30, 2012, to the Prospectus for the Brandes Institutional International Equity Fund, which was filed pursuant to Rule 497(e) on May 30, 2012.  The purpose of this filing is to submit the 497(e) filing dated May 30, 2012 in XBRL for the Brandes Institutional International Equity Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE